Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 3, 2001



                          Dynamic Materials Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-8328                 84-0608431
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       (State or other           (Commission file number)     (IRS Employer
jurisdiction of incorporation)                              Identification No.)





    5405 Spine Road, Boulder, Colorado                           80301
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(Address of principal executive offices)                      (ZIP Code)



                                 (303) 655-5700
                                 ---------------
              (Registrant's telephone number, including area code)




                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On June 28, 2001, Dynamic Materials Corporation ("DMC") entered into a Stock Purchase Agreement with Nobel Explosifs France, the holder of all but 6 shares of Nobelclad Europe S.A. ("Nobelclad") The Stock Purchase Agreement was closed on July 3, 2001. Pursuant to the Stock Purchase Agreement, DMC purchased all but 6 of the 255,000 issued and outstanding shares of Nobelclad's capital stock in exchange for $4,000,000.00 in cash. As a condition of this transaction, DMC obtained an opinion that the transaction was fair, from a financial point of view, to DMC's stockholders other than SNPE, Inc, the holder of 55% of DMC's issued and outstanding common stock. The funds paid by DMC were obtained through a loan made to DMC by SNPE, Inc.

     Nobelclad is a company organized under the laws of France. Nobelclad, and its wholly-owned subsidiary Nitro Metall, operate metal cladding businesses in France and Sweden, respectively. Nobel Explosifs France, a company organized under the laws of France, and DMC, through the ownership interests of SNPE, Inc., are each a subsidiary of Groupe SNPE, a company organized under the laws of France.

     The foregoing summary is qualified in entirety by the Stock Purchase Agreement, which is filed herewith as Exhibit 2.1, and the press release announcing the agreement, which is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Financial Statements will be filed by amendment within the time period specified in the Instructions to Item 7 of Form 8-K.

     (b) Pro Forma Financial Information.

     Pro Forma Financial Information will be filed by amendment within the time period specified in the Instructions to Item 7 of Form 8-K.

     (c) Exhibits

          2.1 Stock Purchase Agreement, dated as of June 28, 2001, between Dynamic Materials Corporation and Nobel Explosifs France

          99.1 Press release, dated July 3, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Dynamic Materials Corporation

Date:    July 13, 2001               By:    /s/  Richard A. Santa
                                          ------------------------------
                                     Name: Richard A. Santa
                                     Title:  Vice President and Chief
                                             Financial Officer